                                POWER OF ATTORNEY

     Each of the undersigned officers and directors of Papnet of Ohio, Inc., an Ohio corporation (the "Company"), hereby appoints David J. Richards, as his true and lawful attorney-in-fact, with power to act without the others, as his true and lawful attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission the Company's Registration Statement on Form S-4 (the "Registration Statement") to register under the Securities Act of 1933, as amended, a maximum of 7,000,000 authorized and unissued shares of common stock, no par value (the "Common Stock"), of the Company (as such number of shares may be adjusted from time to time for stock dividends, stock splits, or similar transactions affecting the Common Stock of the Company generally), in connection with the Agreement and Plan of Merger, dated July 5, 1996, and all amendments thereto, among the Company, Cytology Indiana, Inc., Indiana Cytology Review Company, ER Group, Inc., CCWP Partners, Inc., and Carolina Cytology, Inc., and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorney-in-fact, full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of July, 1996.

Signature:                                Title:



  /s/ John P. Kennedy             Director, Treasurer and Assistant Secretary
-------------------------------
  John P. Kennedy



  /s/ S. Trevor Ferger            Director
-------------------------------
  S. Trevor Ferger



  /s/ Cecil J. Petitti            Director
-------------------------------
  Cecil J. Petitti



  /s/ Bryan Whipp                 Director
-------------------------------
  Bryan Whipp

                        POWER OF ATTORNEY

     The undersigned officer of Papnet of Ohio, Inc., an Ohio corporation (the "Company"), hereby appoints David J. Richards, as his true and lawful attorney-in-fact, with power to act without the others, as his true and lawful attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission the Company's Registration Statement on Form S-4 (the "Registration Statement") to register under the Securities Act of 1933, as amended, a maximum of 7,000,000 authorized and unissued shares of common stock, no par value (the "Common Stock"), of the Company (as such number of shares may be adjusted from time to time for stock dividends, stock splits, or similar transactions affecting the Common Stock of the Company generally), in connection with the Agreement and Plan of Merger, dated July 5, 1996, and all amendments thereto, among the Company, Cytology Indiana, Inc., Indiana Cytology Review Company, ER Group, Inc., CCWP Partners, Inc., and Carolina Cytology, Inc., and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorney-in-fact, full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of November, 1996.



Signature:                              Title:


/s/ Kenneth B. Leachman                                Vice President-Finance
-------------------------
Kenneth B. Leachman